SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

    Pursuant To Section 13 Or 15 (d) Of The Securities Exchange Act Of 1934
    Date of Report (Date of earliest event reported):         July 25, 1997

                              THE YORK GROUP, INC.
             (Exact name of registrant as specified in its charter)

      DELAWARE                                     0-28096                    76-0490631
(State or other jurisdiction of                  (Commission              (I.R.S. employer
identification incorporation or organization)    File Number)           Identification number)

9430 OLD KATY ROAD, HOUSTON , TEXAS                                 77055
(Address of principal executive offices)                          (Zip Code)

                                 (713) 984-5500
              (Registrant's telephone number, including area code)
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Pursuant to Rule 12-b-15 under the Securities Exchange Act of 1934, this Form
8-K/A, amendment to the Current Report on Form 8-K ("Form 8-K") for May 13, 1997 of The York Group, Inc., a Delaware corporation ("the Company"), is filed in order to reflect the fact that the Company's acquisition of West Point Casket Company, Inc. and Dixie Vault Company, Inc., which occurred on May 13, 1997, meets none of the conditions under Rule 1-02(w) of Article 1 of Regulation S-X which would determine the acquisition a significant subsidiary and therefore in accordance with Rule 3-05 of Article 3 of Regulation S-X, financial statements under Item 7 of the Form 8-K filed with the Securities Exchange Commission on May 23, 1997 are not required.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

   July  25, 1997                   THE YORK GROUP, INC.

                              By:   /s/ DAVID F. BECK
                                    David F. Beck
                                    Vice President and Chief Financial Officer
                                    (Principal Financial Officer and
                                    Duly Authorized Officer)

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